SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report:  June 30, 2000

                           POTLATCH CORPORATION

          (Exact name of registrant as specified in its charter)

   Delaware                  1-5313                 82-0156045
---------------         ----------------      ----------------------
(State of other         (Commission File         (I.R.S. Employer
jurisdiction of              Number)          Identification Number)
incorporation)

  601 W. Riverside Avenue, Suite 1100, Spokane, WA            99201
  ------------------------------------------------         ----------
     (Address of principal executive offices)              (zip code)

        Registrant's telephone number, including area code:
                           509-835-1500

Item 5.  Other Events

On June 29, 2000, Potlatch Corporation issued the following news release:

"Spokane, Wash.-- Potlatch Corporation (NYSE:PCH) chairmand and chief executive officer L. Pendleton Siegel today announced that the company will take a one-time, pre-tax charge of $26 million in the second quarter to cover costs associated with a company-wide reduction in force announced on May 19, 2000.

"Siegel also projected anticipated annual pre-tax savings of $21 million as a result of the reduction in force, which affected approximately 260 salaried employees across the company's operations.

"This news release contains, in addition to historical information, certain forward-looking statements. These forward-looking statements are based on management's best estimates and assumptions regarding future events, and are therefore subject to known and unknown risks and uncertainties and are not guarantees of future performance. The company's actual results could differ materially from those expressed or implied by forward-looking statements."

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                            SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 POTLATCH CORPORATION
                                                     (Registrant)


Date:  June 30, 2000                         By: /s/MALCOLM A. RYERSE
                                                 --------------------
                                                  Malcolm A. Ryerse
                                                      Secretary

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